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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 7, 2001

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                            STAR GAS PARTNERS, L.P.

            (Exact name of registrant as specified in its charter)


         Delaware                        33-98490               06-1437793
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                  2187 Atlantic Street Stamford, CT      06902
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (203) 328-7300

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                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5. Other Events

This form 8-K consists of a copy of the underwriting agreement for a firm commitment public offering of up to 3,250,000 common units of the registrant that were previously registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-57994).

Item 7. Financial Statements and Exhibits

(c) Exhibits

    1. Underwriting Agreement, dated as of August 7, 2001, by and among Star Gas Partners, L.P., UBS Warburg LLC, A.G. Edwards & Sons, Inc., CIBC World Markets Corp., Lehman Brothers, Inc., Dain Rauscher, Inc. and First Union Securities, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Star Gas Partners, L.P.
By: Star Gas LLC (General Partner)



Signature                         Title                       Date
---------                         -----                       ----
/s/ George Leibowitz        Chief Financial Officer      August 9, 2001
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By: George Leibowitz
                                                              EXHIBIT 1
                                                              Execution Copy









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